                                                                    EXHIBIT 10.3

                               THIRD AMENDMENT TO
                               ------------------
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                -----------------------------------------------


          This Agreement, dated as of June 28, 1996 (this "Amendment") is entered into by and among HEALTHDYNE TECHNOLOGIES, INC., a Georgia corporation (the "Company"), the financial institutions parties to this Agreement
      -------
(collectively, the "Banks"; individually, a "Bank") and BANK OF AMERICA NATIONAL
                    -----                    ----
TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent").
                                                            -----

                                    RECITALS
                                    --------

          The Company, the Agent and the Banks are parties to an Amended and Restated Secured Revolving Credit Agreement dated as of December 29, 1994 as amended by a First Amendment dated as of July 31, 1995, a Second Amendment dated as of November 10, 1995 and a Letter Agreement and Waiver dated February 9, 1996 (the "Credit Agreement"). Capitalized terms used and not otherwise defined or
      ----------------
amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

          The Company and the Banks desire to amend the Credit Agreement in certain respects as hereinafter set forth.


                                   AGREEMENT
                                   ---------

          In consideration of the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.  AMENDMENTS
    ----------

    1.  Amendment of Section 1.1
        ------------------------

        (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

        "Alternate Reference Rate Loan" means any Loan which bears interest at
        -----------------------------
a rate determined with reference to the Alternate Reference Rate.

        "Alternate Reference Rate Term Loan" means any Term Loans which bear
        ----------------------------------
interest at a rate determined with reference to the Alternate Reference Rate.

        "Consolidated Interest Coverage Ratio" means the ratio of the
        ------------------------------------
Company's consolidated net earnings before interest expense and provision for income taxes for the 12-month period ending on the last day of each quarter to the Company's consolidated interest expense for such 12-month period.

          "EBITR" means the Company's consolidated earnings for any fiscal
           -----
quarter before deduction of cash interest expense, provision for income taxes, rental expense under Operating Leases which are not cancelable by the Company for such Calculation Period and any gains or losses from the sale of assets.

          "Eurodollar Loan" means any Loan which bears interest at a rate
           ---------------
determined with reference to the Interbank Rate (Reserve Adjusted).

          "Eurodollar Term Loan" means any Term Loans which bear interest at a
           --------------------
rate determined with reference to the Interbank Rate (Reserve Adjusted).

          "Maximum Debt to Cash Flow" is defined in Section 8.15.
           -------------------------                ------------

          "Term Loan" means the loans by the Banks to the Company under Section
           ---------                                                    -------
2.1(b), and shall be denominated as Alternate Reference Rate Term Loans or
- ------
Eurodollar Term Loans (each of which shall be a "type" of Term Loan).

          "Term Loan Maturity Date" is defined in Section 2.6.
           ------------------------               -----------

          "Term Notes" means the Company's promissory notes, substantially in
           ----------
the form set forth as Exhibit B with appropriate insertions, as such promissory
                      ---------
notes may be amended, modified or supplemented from time to time, and the term "Term Notes" shall include any substitutions for, or renewals of, such promissory notes.

          (b) Section 1.1 of the Credit Agreement is further amended by the amendment and restatement of each of the following existing definitions in the form set forth below:

          "Agreement" means this Secured Revolving Credit and Term Loan
           ---------
Agreement, as it may be amended, modified or supplemented from time to time.

          "Alternate Reference Rate Revolving Loan" means any Revolving Loan
           ---------------------------------------
which bears interest at a rate determined with reference to the Alternative Reference Rate.

          "Applicable Margin" shall mean, at any time, for Alternate Reference
           -----------------
Rate Loans ("ARR"), Eurodollar Loans ("Eurodollar") and for the Non-Use Fee set forth in Section 3.2, the margin set forth below opposite the applicable
         -----------

Consolidated Interest Coverage Ratio and the Maximum Debt to Cash Flow Ratio
Levels:

               Ratios                       Margins
- ----------------------------------  ------------------------------
Cons.          Max.  Debt  to        Euro-    ARR     Non-Use
Interest       Cash  Flow  Ratio     dollar   -----   Fee
Coverage       -----------------     ------           -------
Ratio
- ----------
                    (Greater than
(Less than)         or equal to)
4.0 to 1.0    and   2.75 to 1        2.00%    0.50%     0.50%
                    ("Level I")

(Greater than
or equal to)        (Less than)
4.0 to 1.0    and   2.75 to 1        1.50%    0.25%     0.375%
                    (Greater than
(Less than)         or equal to)
5.0 to 1.0          1.75 to 1
                    ("Level II")

(Greater than
or equal to)        (Less than)
5.0 to 1.0    and   1.75 to 1.00     1.00%    0%        0.375%
                    (Greater than
(Less than)         or equal to)
6.0 to 1.0          1.00 to 1.00
                    ("Level III")

(Greater than
or equal to)        (Less than)
6.0 to 1.0    and   1.00 to 1.00     0.75%    0%        0.250%
                    ("Level IV")

(in the event that the Company's ratios fall between two levels, the applicable level shall be that level which results in the higher margin being applied)

provided that the Applicable Margin shall be increased by .5% only as to the
- --------
amount of outstanding Loans at any time in excess of the Borrowing Base; provided, further, that each change in the Applicable Margin shall become
- --------  -------
effective on the first Business Day of the fiscal quarter following required receipt of the quarterly financial statements, except with respect to the fiscal year end, in which case the change shall be applicable on the first Business Day of the second fiscal quarter following the fiscal year end.

         "Business Day" means any day other than a Saturday, Sunday or legal
          ------------
holiday on which banks are authorized or required to be closed in Chicago, New York or San Francisco and, with respect to Eurodollar Loans, a day on which dealings in Dollars may be carried on by the Banks in the interbank eurodollar market.

         "Credit" means the Banks' commitment to make Revolving Loans and Term
          ------
Loans under the terms of this Agreement.

         "Interbank Rate (Reserve Adjusted)" means, with respect to each
          ---------------------------------
Interest Period for a Eurodollar Loan, a rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

          Interbank Rate      =     Interbank Rate
                                    --------------
        (Reserve Adjusted)    1-Eurocurrency Reserve Requirement

          "Interest Period" means, with respect to any Eurodollar Loan, the
           ---------------
period commencing on the borrowing date of such Eurodollar Loan or the date an Alternate Reference Rate Loan is converted into such Eurodollar Loan or the last day of the prior Interest Period for such Eurodollar Loan, as the case may be, and ending on the numerically corresponding day one, two, three or six months thereafter, as selected by the Company pursuant to Section 2.3 or Section 2.4;
                                                   -----------    -----------
provided, however, that:
- --------  -------

               (i) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day unless such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

               (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

               (iii) no Interest Period for a Eurodollar Revolving Loan shall extend beyond the Termination Date; and

               (iv) no Interest Period for a Term Loan shall extend beyond the Term Loan Maturity Date.

          "Loans" means the Revolving Loans made pursuant to Section 2.1(a) and
           -----                                             --------------
the Term Loans made pursuant to Section 2.1(b).  Each Loan shall be an Alternate
                                --------------
Reference Rate Loan or a Eurodollar Loan (each of which shall be a "type" of Loan).

          "Notes" means the Revolving Notes and the Term Notes.
           -----

          "Payment Date" means (i) with respect to any Eurodollar Loan, the last
           ------------
day of each Interest Period with respect thereof and, if such Interest Period is in excess of three (3) months, the date that is three (3) months after the commencement of such Interest Period and thereafter the three (3) months after each succeeding Payment Date; (ii) with respect to any Alternate Reference Rate Loan, the last Business Day of each March, June, September and December, commencing on the first such date to occur after such Alternate Reference Rate Loan is made or a Eurodollar Loan is converted into such Alternate Reference Rate Loan; and (iii) as to any fees, the first Business Day after the last Business Day of each March, June, September and December, commencing on the first such date to occur after the date hereof.

          "Permitted Secured Interest Rate Protection Agreement" means an
           ----------------------------------------------------
Interest Rate Protection Agreement between the Company and any of (x) the Banks or (y) the Agent.

          "Revolving Loan" means the loans by the Banks to the Company under
           --------------
Section 2.1(a), which shall be denominated as Alternate Reference Rate Revolving
- --------------
Loans or Eurodollar Revolving Loans (each of which shall be a "type" of Revolving Loan).

          "Termination Date" means (i) June 30, 1999, (ii) such earlier date
           ----------------
(which shall be a Business Day) as may be fixed by the Company on at least five
(5) Business Days' prior written or telephonic notice received by the Agent or
(iii) such later date as shall be determined pursuant to Section 4.6 hereof. The Company shall promptly confirm any telephonic notice in writing.

          "Total Capitalization" means Indebtedness for Borrowed Money plus the
           --------------------
Redeemable Preferred Stock and the Consolidated Net Worth.

          (c) Section 1.1 of the Credit Agreement is further amended by deleting the definitions of "Senior Consolidated Funded Indebtedness" and "Healthdyne" in their entirety.

     2.   Amendment of Section 2.1
          ------------------------

          Section 2.1 is hereby amended and restated in its entirety as follows:

               "2.1  Commitment of the Banks.  Subject to the terms and
                     -----------------------
     conditions of this Agreement and in reliance upon the warranties of the Company herein set forth, each Bank, severally but not jointly, agrees:

               (a) Revolving Loans.  To make its Pro Rata Share of loans
                   ---------------
     (collectively called the "Revolving Loans" and individually called a "Revolving Loan") to the Company, which Revolving Loans the Company may prepay and reborrow during the period from the date hereof to, but not including, the Termination Date, in such amounts as the Company may from time to time request, but not exceeding in the aggregate at any time outstanding with respect to each Bank, an amount equal to the lesser of (i) the amounts set forth in the column "Amount of Revolving Commitment" opposite such Bank's name on the signature page hereof (or such reduced amount as may be fixed by the Company pursuant to Section 4.4), or (ii) its
                                                       -----------
     Pro Rata Share of the sum of the Borrowing Base, less its Pro Rata Share of the outstanding principal amount of its Term Loans plus its Pro Rata share of the Overadvance.

               (b) Term Loans.  To make its Pro Rata Share of a loan (the "Term
                   ----------                                              ----
     Loan") on the Third Amendment Effective Date in the amount set forth in the
     ----
     column "Amount of Term Commitment" opposite such Bank's name on the signature page hereof (or such reduced amount as may be fixed by the Company pursuant to Section 4.4)."
                         -----------

     3.   Amendment of Section 2.2
          ------------------------

       Section 2.2 is hereby amended by deleting the word "Revolving" in each
       ----------------------------------------------------------------------
place where it appears.
- -----------------------

     4.  Amendment of Section 2.3
         ------------------------

       Section 2.3 is hereby amended by deleting the word "Revolving" in each place where it appears and by deleting "9:00 a.m." in each place where it appears and inserting "8:00 a.m." therefor.

     5.   Amendment of Section 2.4
          ------------------------

     Section 2.4 is hereby amended and restated in its entirety as follows:

          "2.4 Continuation and/or Conversion of Loans.  The Company may elect
               ---------------------------------------
     to (i) continue any outstanding Eurodollar Loan from the current Interest Period for such Loan into a subsequent Interest Period to begin on the last day of such current Interest Period, or (ii) convert any outstanding Alternate Reference Rate Loan into a Eurodollar Loan, or (iii) convert any outstanding Eurodollar Loan into a Loan of another type on the last day of the current Interest Period for such Eurodollar Loan, by giving the Agent (which shall promptly advise each Bank) an irrevocable prior written or telephonic notice of such continuation or conversion, which shall be received by the Agent not later than 8:00 a.m., San Francisco time, three Business Days prior to the effective date of continuation or conversion. Each such notice shall specify (a) the effective date of continuation or conversion (which shall be a Business Day), (b) the type of Loan the Loan is to be continued as or converted into and the amount of such Loan, and
     (c) the Interest Period for such Loan, if applicable. The Company shall promptly confirm each such telephonic notice in writing. Absent timely notice of continuation or conversion, each Eurodollar Loan shall automatically convert into an Alternate Reference Rate Loan on the last day of the current Interest Period for such Loan unless paid in full on such last day. No Revolving Loan shall be converted into a Eurodollar Revolving Loan and no Eurodollar Revolving Loan shall be continued less than one (1) month before the Termination Date or at any TIME THAT AN EVENT OF DEFAULT or an Unmatured Event of Default shall exist. No Term Loan shall be converted into a Eurodollar Term Loan and no Eurodollar Term Loan shall be continued less than one (1) month before the Term Loan Maturity Date or at any time that an Event of Default or an Unmatured Event of Default shall exist."

     6.   Amendment of Section 2.6
          ------------------------

     Section 2.6 is hereby amended by inserting the following as a new Section
2.6 and by renumbering the existing Sections 2.6 and 2.7 accordingly. In each instance in the Agreement where existing Sections 2.6 and 2.7 are referred to, such references shall be deemed to be to the re-numbered Sections 2.7 and 2.8, respectively.

          "2.6  Notes Evidencing Term Loans.  The Term Loans made by each Bank
                ---------------------------
     shall be evidenced by the Term Notes, payable to the order of that Bank in an amount equal to its Pro Rata Share of the Term Commitment and shall mature on January 31, 1998 (the "Term Loan Maturity Date")."
                                      -----------------------

     7.   Amendment of Sections 3.1, 3.2 and 3.3
          --------------------------------------

          Sections 3.1, 3.2 and 3.3 are hereby amended and restated in their entirety as follows:

          "3.  INTEREST AND FEES

               3.1  (a)  Interest - Revolving Loans.
                         --------------------------

                    (i) Alternate Reference Rate Revolving Loans.  The unpaid
                        ----------------------------------------
          principal amount of each Alternate Reference Rate Revolving Loan shall bear interest prior to maturity at a rate per annum equal to the Alternate Reference Rate in effect from time to time plus the
                                                               ----
          Applicable Margin. Accrued interest on each Alternate Reference Rate Revolving Loan shall be payable on each Payment Date and at maturity.

                    (ii) Eurodollar Revolving Loans.  The unpaid principal
                         --------------------------
          amount of each Eurodollar Revolving Loan shall bear interest prior to maturity at a rate per annum equal to the Interbank Rate (Reserve Adjusted) in effect for each Interest Period with respect to such Eurodollar Revolving Loan plus the Applicable Margin. Accrued
                                    ----
          interest on each Eurodollar Revolving Loan shall be payable on each Payment Date and at maturity.

                    (iii) Interest After Maturity.  The Company shall pay to the
                          -----------------------
          Banks interest on any amount of principal of any Revolving Loans which are not paid when due, whether at stated maturity, by acceleration or otherwise, accruing from and including the date such amount shall have become due to, but not including, the date of payment thereof in full at the rate per annum which is equal to two percent (2%) in excess of the rate which would otherwise be applicable to Alternate Reference Rate Revolving Loans from time to time. After maturity, accrued interest shall be payable on demand from time to time.

               3.1  (b)  Interest - Term Loans.
                         ---------------------

                    (i) Alternate Reference Rate Term Loans.  The unpaid
                        -----------------------------------
          principal amount of each Alternate Reference Rate Term Loan shall bear interest prior to maturity at a rate per annum equal to the Alternate Reference Rate in effect from time to time plus the Applicable Margin.
                                                     ----
          Accrued interest on each Alternate Reference Rate Term Loan shall be payable on each Payment Date and at maturity.

                    (ii) Eurodollar Term Loans.  The unpaid principal amount of
                         ---------------------
          each Eurodollar Term Loan shall bear interest prior to maturity at a rate per annum equal to the Interbank Rate (Reserve Adjusted) in effect for each Interest Period with respect to such Eurodollar Term Loan plus the Applicable Margin. Accrued interest on each Eurodollar
               ----
          Term Loan shall be payable on each Payment Date and at maturity.

                    (iii) Interest After Maturity.  The Company shall pay to the
                          -----------------------
          Banks interest on any amount of principal of any Term Loans which are not paid when due, whether at stated maturity, by acceleration or otherwise, accruing from and including the date such amount shall have become due to, but not including, the date of payment thereof in full at the rate per annum which is equal to two percent (2%) in excess of the rate which would otherwise be applicable to Alternate Reference Rate Term Loans from time to time. After maturity, accrued interest shall be payable on demand from time to time.

               3.2  Non-Use Fee.  The Company hereby agrees to pay to the Agent
                    -----------
     for the account of each Bank, in accordance with its Pro Rata Share of the Credit, a non-use fee on the daily average of the unused amount of the Revolving Loans (without regard to any reduction based upon the Borrowing
     Base) at the percentage per annum set forth in the definition of "Applicable Margin". Such non-use fee shall be calculated quarterly in arrears to the last Business Day of the quarter and such non-use fee shall be payable on each Payment Date and on the Termination Date or the date of termination of the Credit for any period then ending for which such non-use fee shall not have been theretofore paid."

               3.3  Agent's Fee.  The Company agrees to pay the Agent an agent's
                    -----------
     fee when and in the amounts set forth in the letter agreement dated as of June 28, 1996 between the Company and the Agent.

     8.   Amendment of Section 4.2
          ------------------------

          Section 4.2 is hereby amended by deleting the word "Revolving" in each place where it appears and by inserting the following after the penultimate sentence:

          "Any prepayment of the principal of the Term Loans shall include accrued interest to the date of prepayment on the principal amount being prepaid."

     9.   Amendment of Section 4.3
          ------------------------

          Section 4.3 is hereby amended by deleting the word "Revolving" in each place where it appears, and by deleting the last sentence of such section and inserting the following therefor:

               "All payments under this Section 4.3 shall be applied first,
                                        -----------
     against outstanding Alternate Reference Rate Revolving Loans, second, against outstanding Eurodollar Revolving Loans, third, against outstanding Alternate Reference Rate Term Loans, and thereafter, against outstanding Eurodollar Term Loans, unless otherwise directed by the Company. Payments to the Term Loans once made may not be reborrowed."

     10.    Amendment of Section 4.4
            ------------------------

            Section 4.4 is hereby amended by deleting the word "Revolving" in each place where it appears.

     11.    Amendment of Article 5
            ----------------------

            Article 5 is hereby amended by deleting the word "Revolving" in each place where it appears.

     12.    Amendment of Section 8.1
            ------------------------

          Section 8.1 is hereby amended by deleting the phrases "and Healthdyne and its subsidiaries", "and Healthdyne", "or Healthdyne's" and "as applicable" in each place where they appear.

     13.  Amendment of Section 8.11
          -------------------------

          Section 8.11 is hereby amended by deleting clause (iv) in its entirety and inserting the following therefor:

               "(iv) expend in the fiscal year ending December 31, 1996 an amount in excess of $6,000,000 plus for each fiscal year thereafter, an amount in excess of the sum of (A) $6,000,000 plus (B) 15% of any increase in the tangible net worth of the Company, as reported at each fiscal year end, from the tangible net worth of the Company as reported at the fiscal 1995 year end.

     14.  Amendment of Section 8.12
          -------------------------

          Section 8.12 is hereby amended and restated to read in its entirety as follows:

               "8.12.  Consolidated Net Worth.  Not permit the Company's
                       ----------------------
     Consolidated Net Worth to be less than (i)(A) $35,000,000 at any time from December 31, 1995 through the period ending March 31, 1996 and (B) thereafter from any fiscal quarter end until the next fiscal quarter, an amount equal to $35,000,000 plus 75% of the net income of the Company and its Subsidiaries for each fiscal quarter after December 31, 1995 but without deduction for any quarterly loss plus (ii) the amount of any net proceeds to the Company of any equity issued by the Company or any of its Subsidiaries after December 31, 1995."

     15.  Amendment of Section 8.13
          -------------------------

          Section 8.13 is hereby amended by deleting "EBITDA" and inserting therefor "EBITR".

     16.  Amendment of Section 8.14
          -------------------------

          Section 8.14 is hereby amended and restated to read in its entirety as follows:

               "Total Debt to Capitalization Ratio.  Not permit the ratio (the
                ----------------------------------
     "Total Debt to Capitalization Ratio") of (a) Indebtedness For Borrowed
     -----------------------------------
     Money to (b) Total Capitalization to exceed .50 to 1.0 through the period ending December 31, 1996, and .45 to 1.0 at any time thereafter."

     17.  Amendment of Section 8.15
          -------------------------

          Section 8.15 is hereby amended and restated to read in its entirety as follows:

               "Maximum Debt to Cash Flow.  Not permit the ratio of consolidated
                -------------------------
     Indebtedness for Borrowed Money to EBITDA less capital expenditures and cash dividends in any four fiscal quarter period to exceed 3.5 to 1.0."

     18.  Amendment of Section 8.16
          -------------------------

          Section 8.16 is hereby amended by deleting the following phrase from the end thereof:

               "unless such purchase or redemption shall be necessary for Healthdyne to preserve an 80% ownership interest in the Company."


     19.  Amendment of Section 8.17
          -------------------------

          Section 8.17 is hereby amended by deleting "$2,500,000" from clause
(v) and inserting therefor "$5,000,000".

     20.  Amendment of Sections 8.22
          --------------------------

          Section 8.22 is hereby amended and restated in its entirety as follows:

               "Not and not permit any Subsidiary to, enter into or be a party to any transaction or arrangement, including, without limitation, the purchase, sale, lease, or exchange of property or the rendering of any service, with any Related Party, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not a Related Party, it being understood that the Company is precluded from selling certain obstetrical products to any vendor other than a Related Party without the consent of such Related Party."

     21.  Amendment of Section 8.23
          -------------------------

          Section 8.23 is hereby amended and restated in its entirety as follows:

          "8.23. The Company will cause the Term Loan portion of the Credit to be covered by one or more Interest Rate Protection Agreements having terms and with counterparties satisfactory to the Company and the Banks."

     22.  Amendment of Section 11.1
          -------------------------

          Section 11.1 is hereby amended by amending and restating clause (iv) as follows:

               "If at any time any Person, or two or more Persons acting in concert, shall acquire beneficial ownership (within the meaning of Rule 13d.-3 of The Securities and Exchange Commission under the Securities and Exchange Act of 1934) of 25% or more of the outstanding voting stock of the Company."

     23.  Amendment of Signature Page
          ---------------------------

          The "Amount of Commitment" and "Pro Rata Share" for each Bank on the signature page of the Credit Agreement shall be amended to the "Amount of Revolving Commitment", "Amount of Term Commitment" and "Pro Rata Share" on the signature page of the Third Amendment and shall be rounded to the eighth decimal place.


     24.  Amendment of Exhibits
          ---------------------

          A new Exhibit B, "Form of Term Note", is hereby added in the form attached hereto as Exhibit B, and Exhibits B through N are hereby re-named C through O.


B.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

          The Company hereby represents and warrants to the Agent and Banks that:

          1. No Event of Default or Unmatured Event of Default shall have then occurred and be continuing, and neither the Company nor any of its Subsidiaries is in material violation of any law or governmental regulation or court order or decree.

          2.   The representations and warranties of the Company pursuant to
Article 7 of the Credit Agreement are true and correct with the same effect as if then made (unless stated to relate solely to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

          3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action; and

          4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.


C.   CONDITIONS PRECEDENT
     --------------------

          This Amendment will become effective as of June 28, 1996 upon execution by all of the Banks, provided that the Agent shall have received in form and substance satisfactory to the Agent and the Banks, all of the following:

          1. A copy of a resolution passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the borrowing herein provided for and the execution, delivery and performance of the Credit Agreement as hereby amended.

          2. A certificate of incumbency certifying the names of the officers of the Company authorized to sign this Amendment, together with the true signatures of such officers.

          3.   Executed counterparts of this Amendment.

          4. Executed Revolving Notes payable to the order of each Bank in the form attached as Exhibit A.
                 ---------

          5. Executed Term Notes payable to the order of each Bank in the form attached as Exhibit B.
            ---------

          6.   Consent of each Material Subsidiary in the form attached as

Exhibit C hereto.
- ---------

          7. The Company shall have paid to the Agent for the account of the Banks a non-refundable closing fee of $37,500, to be shared by each Bank signatory hereto based upon its Pro Rata Share of the Credit.

          8. The Company shall have paid the Agent an administrative fee, when and in the amounts set forth in the letter agreement dated as of the date hereof between the Company and the Agent.

D.   MISCELLANEOUS
     -------------

          1. As soon as available but in any event no later than sixty (60) days from the date hereof, the Company shall deliver to the Agent the opinion of Leslie Jones, Esq., General Counsel to the Company, addressed to the Agent and the Banks, with respect to the Amendment in form satisfactory to the Agent and the Banks. Failure to so deliver an opinion shall constitute an Event of Default.

          2. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

          3. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

          4. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          5. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

                                    HEALTHDYNE TECHNOLOGIES, INC.



                                    By:
                                       -------------------------------------
                                    Title:
                                          ----------------------------------


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Agent



                                    By:
                                       -------------------------------------
                                    Title:
                                          ----------------------------------

Amount of
Revolving
Commitment      Pro Rata Share
- ----------      --------------
$21,000,000     60.00000000%            BANK OF AMERICA ILLINOIS



Amount of
Term
Commitment      Pro Rata Share          By:
- ----------      --------------             ----------------------------
9,000,000       60.00000000%            Title:
                                              -------------------------


Amount of
Revolving
Commitment      Pro Rata Share          FIRST UNION NATIONAL BANK OF
- ----------      --------------          GEORGIA
$14,000,000     40.00000000%



Amount of
Term
Commitment      Pro Rata Share          By:
- ----------      --------------             ----------------------------
$6,000,000      40.00000000%            Title:
                                              -------------------------


Total
Revolving
Commitment      Pro Rata Share
- ----------      --------------
$35,000,000          100%



Total Term
Commitment      Pro Rata Share
- ----------      --------------
$15,000,000          100%

                                                                       EXHIBIT A

                           REVOLVING PROMISSORY NOTE
                           -------------------------

[$                ]                                           Due: June 30, 1999

     FOR VALUE RECEIVED, on or before June 30, 1999 (as such date may be extended in accordance with the terms of the Credit Agreement defined below) the undersigned HEALTHDYNE TECHNOLOGIES, INC. (the "Company") hereby promises to pay
                                                -------
to the order of [__________________________] (the "Bank") the principal sum of
                                                   ----
[___________ MILLION DOLLARS] ($_________) or if less, the aggregate principal amount of all Revolving Loans made under the Amended and Restated Secured Revolving Credit and Term Loan Agreement referred to below (the "Credit
                                                                 ------
Agreement").
- ---------

     The Company promises to pay interest on the unpaid principal amount of the Revolving Loans from time to time outstanding from the date hereof until payment in full at the rates per annum determined in accordance with the provisions of the Credit Agreement. Said interest shall be payable on each date provided for in said Credit Agreement; provided, however, that interest on any principal
                          --------  -------
portion which is not paid when due shall be payable on demand.

     The portions of the principal sum hereof from time to time denominated as Alternate Reference Rate Revolving Loans or Eurodollar Revolving Loans and payments of principal or interest thereof shall be noted by the holder of this
Note in its records, or at its option, on Schedule A attached hereto.

     All payments of principal and interest under this Note shall be made in immediately available funds at the office of Bank of America National Trust and Savings Association (the "Agent") at 1455 Market Street, 12th Floor, San
                          -----
Francisco, California 94103, or at such other place as the Agent shall notify the Company in writing.

     This Note is one of the Notes referred to in, and is subject to the terms and provisions of, the Amended and Restated Secured Revolving Credit and Term Loan Agreement dated as of December 29, 1994 (as the same may be amended, modified or supplemented from time to time, herein called the "Credit
                                                               ------
Agreement") among the Company, certain banks (including the Bank) and the Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions thereof. This Note is secured pursuant to certain Security Documents (as such term is defined in the Credit Agreement) to which reference is made for a description of the collateral provided thereby and the rights of the Bank and the Company in respect of such collateral.

     The Company expressly waives any presentment, demand, protest or notice in connection with this Note.

     This Note is made under and governed by the internal laws of the State of Illinois.

                              HEALTHDYNE TECHNOLOGIES, INC.




                              By:
                                 -------------------------------
                              Title:
                                    ----------------------------

                              Address:
                              1255 Kennestone Circle
                              Marietta, GA 30066

                                                                      SCHEDULE A

    Schedule attached to Note dated as of _________, 1996 of Healthdyne
Technologies, Inc., payable to the order of [          ].


                          LOANS AND PRINCIPAL PAYMENTS

==============================================================================
|      |             |  Type of Loan  | Amount of  |  Unpaid    |            |
|      |  Amount of  |  & Applicable  | Principal  | Principal  |  Notation  |
| Date |  Loan Made  |  Interest Rate |  Repaid    |  Balance   |  Made By   |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
- ------------------------------------------------------------------------------
|      |             |                |            |            |            |
==============================================================================

    The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any Term Loan on this schedule shall not, however, limit or otherwise affect the obligations of the Company under the Credit Agreement or under this Note to repay the principal amount of the Loan together with all interest accruing thereon.

                                                                       EXHIBIT B

                                   TERM NOTE

$____________.00                                           Due: January 31, 1998

     FOR VALUE RECEIVED, the undersigned, HEALTHDYNE TECHNOLOGIES, INC. (the
"Company"), promises to pay to the order of [               ] (the "Bank"), the
principal sum of ________________ AND 00/100 DOLLARS ($________.00), payable on
January 31, 1998.

     The Company further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement hereinafter referred to. Accrued interest shall be payable on the dates specified in the Credit Agreement.

     Each denomination of the Term Loan made pursuant to the Credit Agreement as an Alternate Reference Rate Term Loan or a Eurodollar Term Loan (as such terms are defined in the Credit Agreement) and all payments of principal shall be recorded by the holder in its records or, at its option, on the schedule (or any continuation thereof) attached to this Note.

     All payments of principal and interest under this Note shall be made in immediately available funds at the office of Bank of America National Trust and Savings Association (the "Agent") at 1455 Market Street, 12th Floor, San Francisco, California 94103, or at such other place as may be designated by the Agent to the Company in writing.

     This Note is one of the Term Notes referred to in, and evidences indebtedness incurred under, the Amended and Restated Secured Revolving Credit and Term Loan Agreement dated as of December 29, 1994 (as the same may be amended, modified or supplemented from time to time, herein called the "Credit Agreement") among the Company, certain Banks (including the Bank) and the Agent, to which Credit Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Company is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due payable.

     This Note is secured pursuant to certain Security Documents (as such term is defined in the Credit Agreement), to which reference is made for a description of the collateral provided thereby and the rights of the Bank and the Company in respect of such collateral.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     This Note is made under and governed by the internal laws of the State of Illinois.

                                     HEALTHDYNE TECHNOLOGIES, INC.



                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------

                                     Address:
                                     1255 Kennestone Circle
                                     Marietta, GA  30066

Schedule attached to Term Note dated __________________, 199__ of ____________,
payable to the order of [                   ].


               DENOMINATIONS OF TERM LOAN AND PRINCIPAL PAYMENTS

                  Type of
        Amount    Term Loan       Interest     Amount of  Unpaid
        of Term   & Applicable    Period (if   Principal  Principal  Notation
Date    Loan      Interest Rate   Applicable)  Repaid     Balance    Made By
- ----    -------   -------------   -----------  ---------  ---------  --------

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________


The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any Term Loan on this schedule shall not, however, limit or otherwise affect the Company's obligations under the Credit Agreement or this Note to repay the principal amount of the Term Loan together with all interest accruing thereon.

                                                                       EXHIBIT C

                                    CONSENT
                                    -------


     The undersigned hereby agrees and consents to the terms and provisions of the foregoing Third Amendment to Credit Agreement, and agrees that the Subsidiary Guaranty and Loan Documents executed by the undersigned shall remain in full force and effect notwithstanding the provisions of the foregoing Third Amendment to Credit Agreement.

Dated:  ____________, 1996

                                        HEALTHSCAN PRODUCTS, INC.



                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------